UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):      March 21, 2011


                           Amerigo Energy, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


               Delaware                   000-09047        20-3454263
      -------------------------------------------------------------------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)


        2580 Anthem Village Dr., Henderson, NV                89052
      -------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
        -------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      On March 21, 2011, management and the Audit Committee of the Board of Directors of Amerigo Energy, Inc. (the "Company") determined, in consultation with the Company's full Board of Directors, that the Company's audited financial statements in the Annual Report on Form 10-K for the period ended December 31, 2009 contain a valuation error and, therefore, should no longer be relied upon.

      Management has determined, as well as hindsight lends to confirm, that the assets purchased during 2008 should have been recorded at a lesser amount. Previously, the assets were recorded in 2008 and then subsequently written down in 2009 and 2010. The 2009 financials had originally taken an impairment charge of $11,458,542, whereas the majority of this relates to assets purchased during 2008. We have filed restated 2009 numbers with our 2010 Annual Report.

      The Company intends on filing restated financial statements for fiscal year 2008 along with restated quarterly financials for 2009 and 2010 as soon as possible.

      As discussed in Item 9A(T) of our Annual Report, despite management's attempt to maintain adequate disclosure controls and procedures and internal controls over fniancial reporting as of the end of the periods covered by the financial statements we intend to restate and as of the end of the current fiscal year, there are significant weaknesses which were present and remain.

      The Company's management and Audit Committee have discussed this matter with Seale and Beers, LLC, the Company's independent registered public accounting firm.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	AMERIGO ENERGY, INC.
	(Registrant)
        Date:  April 28, 2011
	By: /s/ Jason F. Griffith
	--------------------------
	Jason F. Griffith
	Its:Chief Executive Officer,
	Chief Financial Officer and Director